EX-99.23(d)(22)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is by and between JNL Variable Fund LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement.

     WHEREAS, the parties agree to amend the Agreement to reflect the name changes of two funds: 1) JNL/Mellon Capital Management Value Line(R) 25 Fund to JNL/Mellon Capital Management Value Line(R) 30 Fund; and 2) JNL/Mellon Capital Management Nasdaq(R) 15 Fund to JNL/Mellon Capital Management Nasdaq(R) 25 Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 3, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 3, 2007, attached hereto.

     3. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 3rd day of December, 2007.


JNL VARIABLE FUND LLC                    JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________   By: _________________________________
Name:  Susan S. Rhee                     Name:    Mark D. Nerud
Title: Vice President, Counsel,          Title:   President
       and Secretary

                                   SCHEDULE A
                                DECEMBER 3, 2007
                                 (List of Funds)

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                   JNL/Mellon Capital Management DowSM 10 Fund
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                  JNL/Mellon Capital Management S&P(R) 10 Fund
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                  JNL/Mellon Capital Management Global 15 Fund
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                      JNL/Mellon Capital Management 25 Fund
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               JNL/Mellon Capital Management Select Small-Cap Fund
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                 JNL/Mellon Capital Management Nasdaq(R) 25 Fund
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               JNL/Mellon Capital Management Value Line(R) 30 Fund
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                JNL/Mellon Capital Management DowSM Dividend Fund
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                  JNL/Mellon Capital Management S&P(R) 24 Fund
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                     JNL/Mellon Capital Management VIP Fund
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                    JNL/Mellon Capital Management JNL 5 Fund
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               JNL/Mellon Capital Management JNL Optimized 5 Fund
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                JNL/Mellon Capital Management S&P(R) SMid 60 Fund
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           JNL/Mellon Capital Management NYSE(R) International 25 Fund
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            JNL/Mellon Capital Management Communications Sector Fund
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            JNL/Mellon Capital Management Consumer Brands Sector Fund
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               JNL/Mellon Capital Management Oil & Gas Sector Fund
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               JNL/Mellon Capital Management Financial Sector Fund
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              JNL/Mellon Capital Management Healthcare Sector Fund
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              JNL/Mellon Capital Management Technology Sector Fund
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
                                                    SCHEDULE B
                                                 DECEMBER 3, 2007
                                                  (Compensation)

------------------------------------------------------ ---------------------------------- ----------------------------
                        FUND                                        ASSETS                       ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                                                                                          AVERAGE NET ASSETS OF EACH
                                                                                                     FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management DowSM 10 Fund               $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund                $0 to $50 million                         .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Global 15 Fund              $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management 25 Fund                     $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Select Small-Cap Fund       $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Nasdaq(R) 25 Fund             $0 to $50 million                         .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Value Line(R) 30 Fund         $0 to $50 million                         .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management DowSM Dividend Fund         $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P(R) 24 Fund                $0 to $50 million                         .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management VIP Fund                    $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management JNL 5 Fund                  $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management JNL Optimized 5 Fund        $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P(R) SMid 60 Fund           $0 to $50 million                         .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management NYSE(R) International 25      $0 to $50 million                         .37%
Fund                                                      $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Communications Sector       $0 to $50 million                           .37%
Fund                                                      $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Consumer Brands Sector      $0 to $50 million                           .37%
Fund                                                      $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Healthcare Sector Fund      $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund       $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Financial Sector Fund       $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Technology Sector Fund      $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------